Exhibit 10.3

NULLIFICATION OF RESTRICTIVE COVENANT REGARDING RESTRICTED PAYMENTS

This Nullification of Restrictive Covenant Regarding Restricted Payments (this “Agreement”) is hereby entered into and effective as of November 6, 2023 (the “Effective Date”) by and between:

(1)
Gulf Island Fabrication, Inc., a Louisiana corporation, Gulf Island, LLC, a Louisiana limited liability company; and Gulf Island Shipyards, LLC, a Louisiana limited liability company (collectively, “Gulf Island”); and

(2)
Zurich American Insurance Company, an Illinois corporation; and Fidelity and Deposit Company of Maryland, a Maryland corporation (collectively, the “Sureties”).

The foregoing parties may be collectively referred to herein as the “Parties.”

A.
Nullification and Termination. For valid cause and for good and valuable consideration, the Parties hereby expressly terminate and nullify that certain Restrictive Covenant Regarding Restricted Payments dated April 19, 2021 between Gulf Island and the Sureties (“Restrictive Covenant”).

B.
Effect of Nullification. The Restrictive Covenant shall be immediately terminated, null, void, and without any legal effect upon the execution of this Agreement by Gulf Island and the Sureties, which expressly terminates the Restrictive Covenant.

[Signatures on Following Page]

Thus done and passed, on the day, month and year first written above, who hereunto sign their names after reading of the whole.

GULF ISLAND:

GULF ISLAND, L.L.C., a Louisiana limited liability company

By: /s/ Richard W. Heo

Printed Name: Richard W. Heo

Its: President and Chief Executive Officer

GULF ISLAND SHIPYARDS, L.L.C., a Louisiana limited liability company

By: /s/ Richard W. Heo

Printed Name: Richard W. Heo

Its: President and Chief Executive Officer

GULF ISLAND FABRICATION, L.L.C., a Louisiana limited liability company

By: /s/ Richard W. Heo

Printed Name: Richard W. Heo

Its: President and Chief Executive Officer

Thus done and passed, on the day, month and year first written above, who hereunto sign their names after reading of the whole.

SURETIES:

ZURICH AMERICAN INSURANCE COMPANY, an Illinois corporation

By: /s/ James W. Hamel

Printed Name: James W. Hamel

Its: AVP & Team Manager

FIDELITY & DEPOSIT COMPANY OF MARYLAND., a Maryland corporation

By: /s/ James W. Hamel

Printed Name: James W. Hamel

Its: AVP & Team Manager